                                                                    Exhibit 10.4
                          SUBORDINATED PROMISSORY NOTE
                          ----------------------------

                               Due April 1, 2000

$1,000,000.00 (subject to                                  As of April 1, 1997
adjustment as set forth below)

  FOR VALUE RECEIVED, the undersigned, INTERNATIONAL MEDICAL TECHNICAL CONSULTANTS, INC., a Kansas corporation (herein called the "Company"), hereby promises to pay to ROBERT J. DOCKHORN, M.D. (as the designee of the Sellers (as hereafter defined)) or permitted registered assigns (hereinafter called the "Payee"), the principal sum of One Million Dollars ($1,000,000.00) (subject to adjustment in accordance with the terms of this Note and Section 2.3 of the Purchase Agreement (as hereafter defined)), together with interest from the date hereof (computed on the basis of the actual number of days elapsed) at the rate of eight and one-third of one percent (8.33%) per annum on the unpaid balance hereof, from time to time at 8510 Delmar Lane, Prairie Village, Kansas 66207 or at such other place as the Payee may designate from time to time in writing.
The principal balance hereof shall be payable in lawful money of the United States of America in three (3) equal annual installments of $333,333.33 payable on the first day of April, commencing on April 1, 1998. In the event that the outstanding principal amount of this Note is adjusted in accordance with this Note or Section 2.3 of the Purchase Agreement, such adjustment shall be made in accordance with this Note or the Purchase Agreement and shall be reflected in an allonge to this Note.

  On the first day of January, April, July, and October commencing on July 1, 1997 (each an "Interest Payment Date"), the Company will pay in cash accrued interest on the unpaid balance hereof. If not sooner paid, the entire unpaid principal balance hereof and accrued interest thereon shall be due and payable in full on April 1, 2000.

  This Note has been issued pursuant to the terms of a Stock Purchase Agreement dated as of February 11, 1997 by and among PRA International, Inc. (the "Buyer"), Robert J. Dockhorn, M.D., Beverly W. Dockhorn, Douglas R. Dockhorn, Douglas R. and Stephanie Dockhorn JTWROS, David W. and Allison Dockhorn JTWROS and Robert and Beverly Dockhorn Charitable Remainder Unitrust (collectively, the "Sellers") and the Company (as amended and in effect from time to time, the "Purchase Agreement"). Any and all payments that otherwise may be due and payable under this Note are subject to rights of setoff, as, to the extent and in accordance with the terms of the Purchase Agreement.

     1. Definitions.
        -----------

     (a) Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meaning ascribed to them in the Purchase Agreement.

     (b) "Bankruptcy Event" means (i) any insolvency or bankruptcy case or
          ---------- -----
proceeding, or any receivership, liquidation (total or partial), conservatorship, moratorium, rearrangement, reorganization, or other similar case or proceeding in connection therewith relative to the Company, the Buyer or their respective assets, whether voluntary or involuntary, (ii) any total or partial liquidation (but specifically excluding any consensual sale by the Company or the Buyer of a portion of its assets), dissolution or winding up of the Company or the Buyer, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any full or partial assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company or the Buyer, whether voluntary or involuntary.

     (c) "Senior Indebtedness" means the principal of and interest on (including
          ------ ------------
any interest accruing subsequent to any Bankruptcy Event), and all obligations of the Company for the payment of fees, indemnities, costs, expenses, protective advances and other amounts payable with respect to, arising from or in connection with, all Indebtedness for borrowed money or credit received outstanding at any time, including, without limitation, Indebtedness evidenced by notes, bonds or debentures regardless of whether such Indebtedness may be convertible into equity securities of the Company or any of its affiliates, unless by the terms of the instrument creating, governing or evidencing such Indebtedness it is expressly provided that such Indebtedness is not senior to or superior in right of payment to this Note; provided, however, that Senior Indebtedness shall not include (a) trade payables, general obligations and accrued expenses incurred in the ordinary course of business owing to persons other than commercial banks, financial institutions or other institutional lenders or investors and (b) any Indebtedness of the Company (or any of its successors) to any selling Person in connection with the acquisition of any Person or business, or some, substantially all or all of the assets of any such Person or business, irrespective of the form or nature of such transaction (whether by merger, reverse merger, asset purchase or otherwise), which Indebtedness is owed by the Company (or its successor) to a selling Person or selling Persons in such acquisition (such Indebtedness to such a selling Person to rank pari passu with the Indebtedness evidenced by this Note).
        ---- -----

     (d) "Senior Indebtedness Representative" means, as of a particular date,
          ------ ------------ --------------
the Person holding the largest outstanding principal amount of Senior Indebtedness as of such date.

     (e) "Standstill Period" means the period commencing on the date on which
          ---------- ------
the Payee shall have received written notice from any holder of Senior Indebtedness of the occurrence of an Event of Default (as defined in any of the loan documents relating to Senior Indebtedness (collectively, as any such loan documents may be amended, modified, amended and restated or replaced, the "Senior Loan Documents") under any of the Senior Loan Documents and ending on the earlier of (A) 365 days after the commencement of such period and (B) the date on which all Events of Default under the Senior Loan Documents have been cured or waived.

     (f) "Subordinated Indebtedness" means, collectively, any and all principal,
          ------------ ------------
interest and other amounts that may be owing or payable from time to time under, with respect to or in any way in connection with this Note.

     2.   Subordination.
          -------------

     (a) Subordination to Senior Indebtedness.  Notwithstanding any other
         ------------------------------------
provision of this Agreement, the payment of the Subordinated Indebtedness is and shall be junior and subordinated in right of payment to the extent and in the manner set forth in this Note, to the prior payment in full of all amounts due and owing upon all Senior Indebtedness at any time outstanding (including any interest accruing subsequent to any Bankruptcy Event). This Paragraph (a) shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

     (b) Prior Payment of Senior Indebtedness in Bankruptcy, Etc.
         --------------------------------------------------------

         (i) In the event of any Bankruptcy Event, if all Senior Indebtedness (including any interest accruing subsequent to any Bankruptcy Event) has not been paid in full at such time, the Payee and the Sellers shall demand, but only the holders of Senior Indebtedness may collect, payment of all Subordinated Indebtedness due from the Company or the Buyer, as the case may be. Furthermore, in the event of the occurrence of any Bankruptcy Event, or any meeting, hearing or proceeding in connection therewith, involving the Company or the Buyer, if all of the Senior Indebtedness have not been paid in full in cash at such time, the Senior Indebtedness Representative is hereby irrevocably authorized at any meeting or hearing, in any such proceeding and, generally, in connection with any and all aspects of such Bankruptcy Event, and each of the Company and the Buyer hereby irrevocably appoints the Senior Indebtedness Representative to act as its attorney-in-fact in connection therewith (which power is agreed and acknowledged to be coupled with an interest):

               (A) To endorse claims comprising any of the Subordinated Indebtedness in its own name or the name of any or all of the holders of Subordinated Indebtedness and apply the same or the proceeds of any realization upon the same, to the Senior Indebtedness (which payments, in the absence of an agreement between the holders of Senior Indebtedness, shall be made on a ratable basis, based upon the amount of principal outstanding, if there should be two (2) or more holders of Senior Indebtedness);

               (B) To collect any assets of the Company or the Buyer, dividended or applied by way of dividend or payment or any securities issued on account of any of the Subordinated Indebtedness and apply the same or the proceeds thereof, which creditor elects to accept, to the Senior Indebtedness;

               (C) To act in all respects on behalf of and with respect to the Subordinated Indebtedness, including voting claims from any of the Subordinated Indebtedness to accept or reject any plan or partial or complete liquidation, reorganization, arrangement, composition or extension and negotiating and compromising any such claim in connection therewith or otherwise; and

               (D) To take generally any action in connection with any such meeting or proceeding which any or all of the holders of Subordinated Indebtedness might otherwise take.

          (ii) Notwithstanding the provisions of this Paragraph (b), each holder of Subordinated Indebtedness shall, on behalf of and in the name of any or all of the holders of Senior Indebtedness be entitled to file any claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Company or the Buyer with respect to the

     Subordinated Indebtedness and the Senior Indebtedness Representative shall be entitled to file any claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Company or the Buyer with respect to the Senior Indebtedness. Any and all payments or distributions received in any such proceedings on account of the Subordinated Indebtedness shall be delivered to the Senior Indebtedness Representative until the Senior Indebtedness shall have been paid in full in cash.

          (iii) In order to enable the Senior Indebtedness Representative to undertake the foregoing, each of the holders of Subordinated Indebtedness hereby, effective as of the date of initiation or occurrence of any Bankruptcy Event involving the Company or the Buyer (to and including the date on which the Senior Indebtedness is irrevocably paid in full in cash), assigns to the Senior Indebtedness Representative the Subordinated Indebtedness.

     (c) No Payment on Subordinated Indebtedness Under Certain Conditions.
         ----------------------------------------------------------------

         (i) During any Standstill Period with respect to any Subordinated Indebtedness, (A) no payment shall be made by the Company or the Buyer or accepted by the Payee or any of the Sellers with respect to the Subordinated Indebtedness; and (B) unless the holders of Senior Indebtedness shall have commenced an action or proceeding against the Company or the Buyer to enforce any of their rights in respect of the Senior Indebtedness, no action or proceeding shall be commenced by the Payee or any of the Sellers with respect to the Subordinated Indebtedness to collect payment thereof. The acceleration of any Subordinated Indebtedness by the Payee or any of the Sellers during any Standstill Period applicable thereto shall be deemed to be automatically rescinded upon the expiration of such Standstill Period if upon such expiration no Event of Default (other than failure by the Company or the Buyer to pay the principal amount so accelerated) exists under this Note.

          (ii) Notwithstanding anything herein to the contrary, no Standstill Period shall commence within 60 days after the end of another Standstill Period nor may the provisions of this Paragraph (c) nor the Standstill Periods established hereby restrict or prohibit for more than 365 days in any 730-day period the Company from making or the holder thereof from accepting any payment of Subordinated Indebtedness or the

     Payee or any of the Sellers from bringing any action or proceeding to collect any such payment.

     (d) Permitted Payments in Respect of Subordinated Indebtedness.
         ----------------------------------------------------------
Notwithstanding any provisions to the contrary contained in this Note, so long as no Standstill Period or Bankruptcy Event shall then exist, the Company shall be permitted to remit to the Payee scheduled payments of principal and interest hereunder (to the extent such payments are due under the terms of this Note).

     (e) Payments Held in Trust.  If the Payee or any of the Sellers receives
         ----------------------
any payment or distribution in respect of the Subordinated Indebtedness in violation of the terms of this Note, such payment or distribution shall be held in trust for and paid ratably to the holders of Senior Indebtedness or their representatives. No such payments or distributions paid to the holders of Senior Indebtedness or their representatives by the Payee or any of the Sellers shall be deemed to discharge any of such Subordinated Indebtedness.

     (f) Scope of Subordination.  The subordination provisions of this Note are
         ----------------------
intended solely to define the relative rights of (i) the Payee and the Sellers with respect to the Subordinated Indebtedness and (ii) the holders of Senior Indebtedness. Nothing in this Note shall impair, as between or among the Company, the Buyer, their respective creditors (other than the holders of Senior Indebtedness) and the Payee and Sellers with respect to the Subordinated Indebtedness, the unconditional and absolute obligation of the Company and the Buyer to timely pay the principal, interest, and other amounts and obligations owing under the terms of this Note or affect the rights of the Payee and the Sellers and the respective creditors of the Company and the Buyer (other than the holders of Senior Indebtedness), nor shall anything prevent the Payee or any Seller from accepting any payment with respect to the Subordinated Indebtedness or exercising all remedies otherwise permitted by applicable law upon default with respect to the Subordinated Indebtedness or this Note, subject to any rights under this Note of the holders of Senior Indebtedness.

     (g) Notices.  The holders of Senior Indebtedness will promptly notify the
         -------
Payee in writing of the occurrence of any Event of Default (as defined in any of the Senior Loan Documents), and Payee and the Sellers will promptly notify the holders of Senior Indebtedness in writing of the occurrence of any Event of Default hereunder. The failure to give such notice shall not, however, deprive either the holders of Senior Indebtedness or Payee and the Sellers of any rights or remedies to which they are entitled hereunder.

     (h) Survival of Rights.  No right of any present or future holders of any
         ------------------
Senior Indebtedness to enforce the subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, by any forbearance, waiver, consent, compromise, or taking or release of security by the Company or the Buyer or any such holder in respect of such Senior Indebtedness or by any noncompliance by the Company or the Buyer with the terms of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. No provision in any supplemental agreement which affects the superior position of the holders of the Senior Indebtedness shall be effective against the holders of the Senior Indebtedness who have not consented thereto.

     (i)  Miscellaneous.
          -------------

          (i) The subordination provisions of this Note shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder upon the insolvency, bankruptcy or reorganization of the Company, or the Buyer, or otherwise, all as though such payment had not been made.

          (ii) The Payee and the Sellers, the Company and the Buyer each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Indebtedness and the subordination provisions of this Note and any requirement that any holder of Senior Indebtedness protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Company or the Buyer, or any other person or entity or any collateral.

          (iii) No failure on the part of any holder of Senior Indebtedness or any representative of such holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          (iv) The subordination provisions of this Note constitute a continuing agreement and shall (A) remain in full force and effect until the Senior Indebtedness shall have been paid in full in cash (or such payment shall have been duly provided for to the reasonable satisfaction of the holders of Senior Indebtedness), (B) be binding upon the Payee, the Sellers, the Company, the Buyer, and each of their respective successors and assigns, and (C) inure to the benefit of and be enforceable by each holder of Senior Indebtedness and their representatives, successors, transferees and assigns. Without limiting the generality of the foregoing clause (C), any holder of the Senior Indebtedness may assign or otherwise transfer any note or other evidence of indebtedness held by it, or grant any participation in any of its rights or obligations under the Senior Loan Documents, to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such holder herein or otherwise.

          (v) All rights and interests under the subordination provisions of this Note of the holders of the Senior Indebtedness and all agreements and obligations of the Payee, the Sellers, the Company and the Buyer under the subordination provisions of this Note shall remain in full force and effect irrespective of (A) any amendment or waiver of or any consent to departure from any of the Senior Loan Documents or any other agreement or instrument relating thereto, (B) any exchange, release or non-perfection of any collateral or security interests therein, or any release or waiver of or consent to departure from any guarantee for all or any of the Senior Indebtedness, or (C) the taking of any other action, or any inaction, by or on the part of any of the holders of Senior Indebtedness or any other Person that might otherwise in any manner operate to modify or otherwise affect the subordination provisions contained herein, all of which may be done without notice to any of the holders of Subordinated Indebtedness or any other Person.

     3.   Prepayment.
          ----------

     The Company may prepay all or any portion of the outstanding principal amount of this Note at any time and from time to time without any penalty or premium in the manner provided below. In the case of any partial prepayment hereof, payments shall be applied first to payment of any accrued interest owing hereunder, and then against the principal balance hereof. Prepayment of principal will be applied to the installments due on this Note in the order of their maturity.

     4.   Events of Default; Acceleration.
          -------------------------------

     If any of the following events ("Events of Default") shall occur: (a) the Company shall fail to make any principal or interest payment hereunder when the same becomes due and such failure shall continue for fifteen (15) days after receipt of written notice from the Payee; (b) the Company or Buyer; (i) shall make an assignment for the benefit of creditors; (ii) shall be adjudicated bankrupt or insolvent; (iii) shall seek the appointment of, or be the subject of an order appointing, a trustee, liquidator or receiver as to all or part of its assets, (iv) shall commence, approve or consent to, any case or proceeding under any bankruptcy, reorganization or similar law and, in the case of an involuntary case or proceeding, such case or proceeding is not dismissed within forty-five
(45) days following the commencement thereof, or (v) shall be the subject of an order for relief in an involuntary case under federal bankruptcy law; or (c) the Company or Buyer shall be unable to pay its debts as they mature;

     THEN, or at any time thereafter:

     (1) In the case of any Event of Default under clauses (b) or (c), the entire unpaid principal amount outstanding hereunder and all interest accrued and unpaid thereon shall automatically become forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company; and

     (2) In the case of any Event of Default other than under clauses (b) or
(c), the Payee may, by written notice to the Company, declare the unpaid principal amount outstanding hereunder and all interest accrued and unpaid thereon to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

     No remedy herein conferred upon the Payee is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise.

     5.   Exchange Option in the Event of an IPO.
          --------------------------------------

     In the event of an initial public offering of the Buyer's Common Stock, par value $.01 per share (the "Common Stock"), the Company shall deliver to the Payee a written notice of such offering at least thirty (30) days prior to such offering. For a period of ten (10) days after the Company's delivery of such notice, the Payee shall have the right, exercisable in its discretion by delivering to the Company written notice of exercise within such ten (10) day period, to exchange any portion of this Note for (a) the number of shares of Common Stock obtained by (i) dividing the portion of the outstanding amount of this Note (including accrued and unpaid interest thereon) being exchanged by the per share issuance price of the Common Stock established by the underwriter engaged by the Buyer in connection with such offering, and (ii) rounding such quotient down to the nearest whole number, and (b) a cash payment to the Payee in an amount equal to the amount by which the quotient obtained pursuant to clause (i) above was rounded down pursuant to clause (ii) above multiplied by such per share issuance price. The Company represents and warrants to the Payee that the Buyer has agreed to provide the shares of Common Stock necessary to effect the exchange contemplated by this Section in consideration for the Payee and the Sellers' canceling or, in the case of a partial exchange, decreasing the amount owing to Sellers under the Note and the Buyer's obligations in respect thereof under the Guaranty. Notwithstanding anything to the contrary contained in this Section 5, the rights of the Payee and the Sellers hereunder shall be subject in all cases to any and all restrictions and requirements imposed by the Buyer's underwriter in such offering.

     6.   Further Assurances.
          ------------------

     The Payee and the Sellers, the Company and the Buyer each will, at the Company's (or, in the case of the Buyer, the Buyer's) expense and at any time and from time to time, promptly execute and deliver all further agreements, instruments and documents, and take all further action, that any actual or potential holders of Senior Indebtedness may reasonably deem necessary or appropriate in order to reflect the terms of this Note, protect any right or interest granted or purported to be granted by the provisions of this Note or to enable any of the holders of Senior Indebtedness to exercise and enforce their rights and remedies hereunder.

     7.   Miscellaneous
          -------------

     (a) In case any provision of this Note shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and unenforceability of the remaining provisions shall not in any way be affected or impaired thereby. The headings in this Note are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     (b) The terms of this Note shall be governed by and construed in accordance with the laws of the State of Delaware.

     (c) This Note shall not be valid or obligatory for any purpose until authenticated by the execution hereof by an officer of the Company.

     (d) None of the Sellers shall be entitled to transfer to any Person (other than to the spouse or lineal descendants of any Seller or a trust solely for the benefit of one or more of the foregoing) all or any portion of such Seller's interest in this Note or the Indebtedness evidenced hereby.

     IN WITNESS WHEREOF, International Medical Technical Consultants, Inc., a Kansas corporation, has caused this Note to be signed in its corporate name by its officer, by authority duly given, all as of the day and year first above written.

                                 INTERNATIONAL MEDICAL
                                 TECHNICAL CONSULTANTS, INC.
[SEAL]

                                 By: /s/ P.K. Donnelly
                                    ---------------------------------------
                                 Title:  Executive Vice President



                   [SIGNATURES CONTINUED ON FOLLOWING PAGES]

ACCEPTED AND AGREED
as of the date first above written:

"PAYEE"
-------


------------------------------

------------------------------


"SELLERS"
---------

/s/ ROBERT J. DOCKHORN, M.D.
------------------------------
ROBERT J. DOCKHORN, M.D.

/s/ BEVERLY W. DOCKHORN
------------------------------
BEVERLY W. DOCKHORN

/s/ DOUGLAS R. DOCKHORN
------------------------------
DOUGLAS R. DOCKHORN


DOUGLAS R. AND STEPHANIE
DOCKHORN JTWROS


By: /s/ DOUGLAS R. DOCKHORN
   ---------------------------
    DOUGLAS R. DOCKHORN


By: /s/ STEPHANIE DOCKHORN
   ---------------------------
    STEPHANIE DOCKHORN

DAVID W. AND ALLISON
DOCKHORN JTWROS


By: /s/ DAVID W. DOCKHORN
   ---------------------------
    DAVID W. DOCKHORN

By: /s/ ALLISON DOCKHORN
   ---------------------------
    ALLISON DOCKHORN


ROBERT AND BEVERLY DOCKHORN
CHARITABLE REMAINDER UNITRUST


By: /s/ Larry J. Bingham
   ---------------------------
    Title: Trustee